                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                      THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

         [LOGO]

                                          GATEWAY CENTER 3
                                          100 MULBERRY STREET
                                          NEWARK, NEW JERSEY 07102
                                          (800) 451-6788

                                          FEBRUARY 8, 1999

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 3:00 p.m. (Eastern time), on Friday, March 26, 1999, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors for a three-year term and a Class I Director for a two-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that you vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                           BRIAN M. SHERMAN
CHAIRMAN                                       PRESIDENT

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 1999
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Friday, March 26, 1999, at 3:00 p.m. (Eastern time), for the following purposes:

       (1)(A) To elect five Directors to serve as Class II Directors for a three-year term;

       (1)(B) To elect a Director to serve as a Class I Director for a two-year term;

       (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year; and

       (3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1999.

    The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Newark, New Jersey
February 8, 1999

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                                PROXY STATEMENT
                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
                                GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 1999
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Friday, March 26, 1999, at 3:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 12, 1999 or as soon as practicable thereafter.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted IN FAVOR of Proposals 1(A), 1(B) and 3 and proxies submitted by holders of the Fund's preferred stock will be voted IN FAVOR of Proposals 2 and 3. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                   SOLICITATION OF         SOLICITATION OF
                                                                   VOTE OF COMMON         VOTE OF PREFERRED
                                                                    STOCKHOLDERS      STOCKHOLDERS (SERIES A-I)
                                                                  -----------------  ---------------------------
PROPOSAL 1(A):
Election of Class II Directors..................................            Yes                      No
PROPOSAL 1(B):
Election of a Class I Director..................................            Yes                      No
PROPOSAL 2:
Election of Preferred Directors.................................             No                     Yes
PROPOSAL 3:
Selection of Independent Public Accountants.....................            Yes                     Yes

    The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 26, 1999, the Fund had outstanding 266,736,249 shares of common stock, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market

Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share. To the best knowledge of management of the Fund, as of the record date, no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998, AND ANY MORE RECENT REPORTS, TO ANY FUND SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE CALL OR WRITE TO THE FUND'S ADMINISTRATOR, PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC, GATEWAY CENTER 3, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102, TELEPHONE: 1-800-451-6788.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire.

PROPOSAL 1(A): ELECTION OF CLASS II DIRECTORS

    Rt. Hon. Malcolm Fraser, Harry A. Jacobs, Jr., Howard A. Knight, Peter D. Sacks and Brian M. Sherman, Directors who were elected to serve until the Meeting, have been nominated to serve as Class II Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2002 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class II for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------

                                    CLASS II (CURRENT DIRECTORS AND NOMINEES FOR A TERM
                                     EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2002)

Rt. Hon. Malcolm Fraser,         Director, The First Australia Fund, Inc. (since           68         1986         --
  A.C., C.H.++                     1985), The First Commonwealth Fund, Inc.
44/55 Collins Street               (since 1992) and First Australia Prime Income
Melbourne, Victoria 3000           Investment Company Limited (since 1986);
Australia                          International Consultant on Political,
                                   Economic and Strategic Affairs (since 1983);
                                   InterAction Council for Former Heads of
                                   Government (since 1987, Chairman since 1997);
                                   Chairman, CARE Australia (since 1987);
                                   Consultant, The Prudential Insurance Company
                                   of America; Partner, Nareen Pastoral Company
                                   (agriculture) (until 1998); President, CARE
                                   International (1990-1995);
                                   Parliamentarian-Prime Minister of Australia
                                   (1975-1983).

Harry A. Jacobs, Jr.*            Director, The First Australia Fund, Inc. (since           77         1986         11,136
One New York Plaza                 1985); Senior Director, Prudential Securities
New York, NY 10292                 Incorporated (since 1986); Trustee, The
                                   Trudeau Institute (eleemosynary); Director of
                                   11 investment companies affiliated with
                                   Prudential Securities Incorporated (until
                                   November 1998); Chairman and Chief Executive
                                   Officer, Prudential Mutual Fund Management,
                                   Inc. (June-September 1993); previously,
                                   Chairman of the Board, Prudential Securities
                                   Incorporated (1982-1985); Chairman of the
                                   Board and Chief Executive Officer, Bache
                                   Group, Inc. (1977-1982).

Howard A. Knight                 Director, The First Australia Fund, Inc. (since           57         1993         --
36 Ives Street                     1993); Director, Vice Chairman and Chief
London SW3 2ND                     Operating Officer, Scandinavian Broadcasting
United Kingdom                     System S.A. (television and radio
                                   broadcasting) (since 1996); President of
                                   Investment Banking, Equity Transactions and
                                   Corporate

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Strategy, Prudential Securities Incorporated
                                   (1991- 1994).

Peter D. Sacks+                  Director, The First Australia Fund, Inc. (since           53         1993         --
33 Yonge Street                    December 1998); Director, The First
Suite 706                          Commonwealth Fund, Inc. (since 1992);
Toronto, Ontario M5E 1G4           Director, First Australia Prime Income
Canada                             Investment Company Limited (since December
                                   1998); President and Director, Toron Capital
                                   Markets, Inc. (currency, interest rate and
                                   commodity risk management) (since 1988);
                                   Director, Toron Capital Management Ltd.
                                   (commodity trading adviser) (since 1994);
                                   President and Director, Toron Asset Management
                                   Inc. (portfolio management) (since 1998);
                                   Director, First Horizons Holdings Limited.

Brian M. Sherman*                President of the Fund (since 1986); Vice                  55         1986         80,313
Level 3                            President (since 1992) and Chairman (since
190 George Street                  1995), The First Commonwealth Fund, Inc.;
Sydney, N.S.W. 2000                President and Director, The First Australia
Australia                          Fund, Inc. (since 1985); Joint Managing
                                   Director (since 1986) and Chairman (since
                                   1995), First Australia Prime Income Investment
                                   Company Limited; Chairman, EquitiLink Limited
                                   (since 1986); Chairman and Joint Managing
                                   Director, EquitiLink Australia Limited (since
                                   1981); Chairman and Director, EquitiLink
                                   Holdings, Limited (since 1998); Director,
                                   EquitiLink International Management Limited
                                   (since 1985); Joint Managing Director,
                                   MaxiLink Limited (since 1987); Joint Managing
                                   Director, First Resources Development Fund
                                   Limited (since 1994); Director, Ten Group Pty.
                                   Limited (since 1994); Director, Ten Network
                                   Holdings Limited (since 1998); Director,
                                   Sydney Organizing Committee for the Olympic
                                   Games.

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                             CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000)

Sir Roden Cutler, V.C.,          Chairman (1985-1995) and Director (since 1985),           82         1986         --
  A.K., K.C.M.G.,                  The First Australia Fund, Inc.; Director, The
  K.C.V.O., C.B.E.,                First Commonwealth Fund (since 1992); Chairman
  K.St.J.                          (1986-1995) and Director (since 1986), First
442 Edgecliff Road                 Australia Prime Income Investment Company
Edgecliff, N.S.W. 2027             Limited; Australia Director, Rothmans Holding
Australia                          Ltd. (formerly Rothmans Pall Mall) (tobacco)
                                   (1981-1994); Chairman, State Bank of New South
                                   Wales (1981-1986); Governor of New South
                                   Wales, Australia (1966-1981).

David Lindsay Elsum,             Director, The First Australia Fund, Inc. (since           61         1986         --
  A.M.++                           1985), The First Commonwealth Fund, Inc.
9 May Grove                        (since 1992) and First Australia Prime Income
South Yarra, Victoria 3141         Investment Company Limited (since 1986);
Australia                          Director, MaxiLink Limited; Chairman, Audit
                                   Victoria; Chairman, Melbourne Wholesale Fish
                                   Market Ltd.; Chairman, Queen Victoria Market;
                                   Chairman, Stodart Investment Pty. Ltd.;
                                   Director, First Resources Development Fund
                                   Limited; Director, Stateguard Friendly
                                   Society; Member, Corporations and Securities
                                   Panel of the Australian Securities and
                                   Investments Commission; Member, Federal
                                   Administrative Appeals Tribunal; Adviser, TASA
                                   International Executive Search; Chairman,
                                   Health Computing Services Limited (1990-1996);
                                   Director, IlTec Limited (1993-1996);
                                   President, State Superannuation Fund of
                                   Victoria (1986-1993).

Laurence S. Freedman*            Vice President and Director (since 1986) and              55         1986        180,313
Level 3                            Chairman (since 1995) of the Fund; Vice
190 George Street                  President and Director (since 1985) and
Sydney, N.S.W. 2000                Chairman (since 1995), The First Australia
Australia                          Fund, Inc.; President and Director (since
                                   1992), The First Commonwealth Fund, Inc.;
                                   Joint Managing Director, First Australia Prime

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Income Investment Company Limited (since
                                   1986); Founder and Joint Managing Director,
                                   EquitiLink Australia Limited (since 1981);
                                   Director, EquitiLink Limited (since 1986);
                                   Director, EquitiLink Holdings Limited (since
                                   1998); Director, EquitiLink International
                                   Management Limited (since 1985); Chairman and
                                   Joint Managing Director, MaxiLink Limited
                                   (since 1987); Chairman and Joint Managing
                                   Director, First Resources Development Fund
                                   Limited (since 1994); Managing Director, Link
                                   Enterprises (International) Pty. Limited
                                   (investment management company) (since 1980);
                                   Director, Ten Group Pty. Limited (since 1994);
                                   Director, Ten Network Holdings Limited (since
                                   1998).

Michael R. Horsburgh             Director, The First Australia Fund, Inc. (since           53         1986         --
21,22/FI Ssang Yong Tower          1985); Director, The First Commonwealth Fund,
23-2 Yuido-dong                    Inc. (since 1994); Executive Vice President,
Youngdungpo-gu,                    Hannuri Securities & Investment (since October
Seoul 150-010, Korea               1997); Director, The First Hungary Fund;
                                   Director and Managing Director, Carlson
                                   Investment Management, Inc. (1991-October
                                   1997); Director and Chief Executive Officer,
                                   Horsburgh Carlson Investment Management, Inc.
                                   (1991-1996); Managing Director, Barclays de
                                   Zoete Wedd Investment Management (U.S.A.)
                                   (1990-1991); Special Associate Director, Bear,
                                   Stearns & Co. Inc. (1989-1990); Senior
                                   Managing Director, Bear, Stearns & Co. Inc.
                                   (1985-1989); General Partner, Bear, Stearns &
                                   Co. Inc. (1981-1985); previously, Limited
                                   Partner, Bear, Stearns & Co. Inc.

William J. Potter++              Director, The First Australia Fund, Inc. (since           50         1986            285
236 West 27(th) Street             1985), The First Commonwealth Fund, Inc.
New York, NY 10001                 (since 1992) and First Australia Prime Income
                                   Investment Company

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Limited (since 1986); President, Ridgewood
                                   Group International Ltd. (investment banking)
                                   (since 1989); Director, Ridgewood Capital
                                   Funding, Inc. (NASD); Director and Chairman of
                                   Finance, National Foreign Trade Association
                                   (USA); Director, Alexandria Bancorp (banking
                                   group in Cayman Islands); Director, Alexandria
                                   Bancorp Limited; Director, Canadian Health
                                   Foundation; Director, Columbus Mills Ltd.;
                                   Director, E.C. Power, Inc.; Director, Finanz
                                   Interlaken A.G. (Swiss); Director, Impulsora
                                   del Fondo Mexico; Director, International
                                   Panorama Resources Ltd .; Consultant, Trieste
                                   Futures Exchange, Inc.; Partner, Sphere
                                   Capital Partners (corporate consulting)
                                   (1989-1997); Managing Director,
                                   Prudential-Bache Securities Inc. (1984-1989);
                                   First Vice President, Barclays Bank, plc
                                   (1982-1984); previously, various positions
                                   with Toronto Dominion Bank.

                              CLASS I (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2001)

Anthony E. Aaronson+             Director, The First Australia Fund, Inc. (since           62         1986         --
116 South Anita Avenue             1985); Anthony Aaronson (textile agent) (since
Los Angeles, CA 90049              1993); Vice President, Fortune Fashions
                                   (1992-1993); Director, Textile Association of
                                   Los Angeles (1990-1993); Vice President,
                                   Textile Association of Los Angeles
                                   (1996-1998).

Neville J. Miles++               Director, The First Australia Fund, Inc. (since           52         1996         --
14 Argyle Place                    1996); Director, MaxiLink Limited (investment
Sydney, N.S.W. 2000                company); Director, Walker Corp. Limited
Australia                          (property development); Director, First
                                   Resources Development Fund Limited (investment
                                   company); Chairman and Director, MTM Funds
                                   Management Limited (since 1997); Director, FXF
                                   Management Limited (since 1997); Director,
                                   Crown Limited (since 1998); Executive
                                   Director, EL&C Ballieu Limited (stockbroker)

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   (1994-1996); Executive Director, Ord Minnett
                                   Securities Limited (stockbroker) (1988-1994).

John T. Sheehy+                  Director, The First Australia Fund, Inc. (since           56         1986         --
2700 Garden Road                   1985), The First Commonwealth Fund, Inc.
Suite G                            (since 1992) and First Australia Prime Income
Monterey, CA 93940                 Investment Company Limited (since 1986);
                                   Managing Director, Black & Company
                                   (broker-dealer and investment bankers);
                                   Managing Director, The Value Group LLC
                                   (merchant banking) (since 1997); Director,
                                   Greater Pacific Food Holdings, Inc. (food
                                   industry investment company) (since 1993);
                                   Director, Video City, Inc. (video retail
                                   merchandising); Director, Sphere Capital
                                   Advisors (investment adviser); Partner, Sphere
                                   Capital Partners (corporate consulting) (since
                                   1987); Director, Sandy Corporation (corporate
                                   consulting, communication and training)
                                   (1986-January 1996).

--------------------------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+   Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

++   Messrs. Miles, Elsum, Fraser and Potter are members of the Contract Review
    Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. As controlling shareholders of the Investment Manager, Messrs. Freedman and Sherman share voting and investment power for 80,313 shares of the Fund owned by the Investment Manager. With the exception of those 80,313 shares, all of the shares listed in this table are owned with sole voting and investment power. In the aggregate, all of the shares in the table represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1998. No shares of the Fund's preferred stock are owned by the Directors.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

PROPOSAL 1(B): ELECTION OF A CLASS I DIRECTOR

    Effective December 1998, Roger C. Maddock, a Class I director, resigned from the Board of Directors. The Board appointed Dr. Anton E. Schrafl to replace him. If elected, Dr. Schrafl will serve as a Class I Director for the remainder of Mr. Maddock's term which expires at the Annual Meeting of Shareholders to be held in 2001 and until his successor is duly elected and qualified. He has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Dr. Schrafl. The Board of Directors of the Fund knows of no reason why Dr. Schrafl would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend.

    The following table sets forth certain biographical information concerning Dr. Schrafl.

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                              OWNED AND
                                               THE FUND, PRINCIPAL                                             % OF TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/98 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------

Dr. Anton E. Schrafl             Director, First Commonwealth Fund, Inc. (since            66         1998         --
Talstrasse 83                      1993); Director, First Australia Prime Income
CH-8001 Zurich                     Investment Company Limited; Deputy Chairman,
Switzerland                        "Holderbank" Financiere Glaris A.G. (mfg.
                                   cement and allied materials); Director,
                                   Organogenesis, Inc.

--------------------------

(1) Based on statements furnished to the Fund by Dr. Schrafl, Dr. Schrafl owns no common or preferred shares of the Fund.

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE NOMINEE TO THE FUND'S BOARD OF DIRECTORS.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

    Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on May 14, 1998, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 2000. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                    PRESENT OFFICE WITH                                          OWNED AND
                                                    THE FUND, PRINCIPAL                                         % OF TOTAL
                                                  OCCUPATION OR EMPLOYMENT                        DIRECTOR      OUTSTANDING
NAME AND ADDRESS OF EACH NOMINEE                     AND DIRECTORSHIPS                  AGE         SINCE     ON 10/31/98 (1)
----------------------------------------  ----------------------------------------      ---      -----------  ---------------
David Manor*                              Treasurer of the Fund, The First                  58         1988         --
P.O. Box 578                                Australia Fund, Inc. and First
17 Bond Street                              Australia Prime Income Investment
St. Helier, Jersey                          Company Limited; Director and
Channel Islands JE4 5XB                     Treasurer, The First Commonwealth
                                            Fund, Inc. (since 1992); Executive
                                            Director, EquitiLink Australia Limited
                                            and EquitiLink Limited (1986-1988);
                                            Director, EquitiLink International
                                            Management Limited (since 1987).

                                                                                                                 SHARES OF
                                                                                                               COMMON STOCK
                                                                                                               BENEFICIALLY
                                                    PRESENT OFFICE WITH                                          OWNED AND
                                                    THE FUND, PRINCIPAL                                         % OF TOTAL
                                                  OCCUPATION OR EMPLOYMENT                        DIRECTOR      OUTSTANDING
NAME AND ADDRESS OF EACH NOMINEE                     AND DIRECTORSHIPS                  AGE         SINCE     ON 10/31/98 (1)
----------------------------------------  ----------------------------------------      ---      -----------  ---------------
Marvin Yontef*                            Director, First Australia Prime Income            52         1989         --
P.O. Box 85                                 Investment Company Limited; Partner,
5100 Commerce Court                         Stikeman, Elliott (Canadian law firm);
West Toronto, Ontario M5L 1B9               Director, Pendaries Petroleum Ltd.
Canada                                      (since 1996); Director and Executive
                                            Committee Member, Gordon Capital
                                            Corporation (Canadian investment
                                            dealer) (since 1996-1998).

------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1998, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF PREFERRED STOCK VOTE FOR THE ELECTION OF THE TWO NOMINEES AS PREFERRED DIRECTORS TO THE FUND'S BOARD OF DIRECTORS.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1999. This appointment is subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by PricewaterhouseCoopers LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

    Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1998, its Reporting Persons complied with all applicable filing requirements.

    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

    During the Fund's fiscal year ended October 31, 1998, the Board of Directors held four regularly scheduled meetings and five special meetings, the Audit Committee held two meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of regularly scheduled meetings of the Board of Directors and all of the Committees of the Board on which he served. However, Mr. Knight missed two special meetings and Mr. Horsburgh missed three special meetings bringing their aggregate attendance at all board meetings below 75%.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos and Kozlowski, and Mesdames Bancroft and Sananikone-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian M. Sherman, President; Laurence S. Freedman, Vice President; David Manor, Treasurer; Ouma Sananikone-Fletcher (age 40), Assistant Vice President, Chief Investment Officer; Barry G. Sechos (age 37), Assistant Treasurer; Kenneth T. Kozlowski (age 37), Assistant Treasurer; Roy M. Randall (age 62),

Secretary; Allan S. Mostoff (age 66), Assistant Secretary; and Margaret A. Bancroft (age 60), Assistant Secretary.

    The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2: Election of Preferred Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel, EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Director, EquitiLink Holdings Limited (since 1998); Kenneth T. Kozlowski, Director, Prudential Investments (since 1996) and Vice President, Prudential Mutual Fund Management, Inc. (1992-1996); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since 1997) and Partner, Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990, as amended, and an advisory agreement dated December 15, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Level 2, 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

    Messrs. Freedman and Sherman, each Directors of the Fund, also serve as directors of the Investment Manager. Mr. Manor, a Director of the Fund, is also Managing Director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman and Sherman also serve as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited, of which Mr. Manor is also a shareholder.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/98

                                                                                                             TOTAL
                                                                          PENSION          ESTIMATED     COMPENSATION
                                                       AGGREGATE       OR RETIREMENT        ANNUAL      FROM REGISTRANT
                                                     COMPENSATION    BENEFITS ACCRUED      BENEFITS        AND FUND
                                                         FROM           AS PART OF           UPON        COMPLEX PAID
NAME OF PERSON, POSITION                              REGISTRANT       FUND EXPENSES      RETIREMENT     TO DIRECTORS
---------------------------------------------------  -------------  -------------------  -------------  ---------------
DIRECTORS:
Anthony E. Aaronson................................    $  22,250               Nil               Nil      $  35,750(2)
Sir Roden Cutler...................................       20,250               Nil               Nil         47,750(3)
David Lindsay Elsum................................       20,250               Nil               Nil         48,250(3)
Rt. Hon. Malcolm Fraser............................       30,750               Nil               Nil         60,250(3)
Laurence S. Freedman...............................            0               Nil               Nil              0(3)
Michael R. Horsburgh...............................       19,750               Nil               Nil         42,750(3)
Harry A. Jacobs, Jr................................            0               Nil               Nil              0(2)
Howard A. Knight...................................       17,750               Nil               Nil         28,250(2)
Roger C. Maddock*..................................            0               Nil               Nil              0(3)
Neville J. Miles...................................       28,750               Nil               Nil         40,250(2)
William J. Potter..................................       30,750               Nil               Nil         60,250(3)
Peter D. Sacks.....................................       20,750               Nil               Nil         35,750(2)
John T. Sheehy.....................................       30,750               Nil               Nil         58,750(3)
Brian M. Sherman...................................            0               Nil               Nil              0(3)
PREFERRED DIRECTORS:
David Manor........................................            0               Nil               Nil              0(2)
Marvin Yontef......................................       18,750               Nil               Nil         18,750(1)

------------------------

*   Mr. Maddock resigned from the Board of Directors effective December, 1998.

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $5,000 by the Fund and the Fund will reimburse SCC for its related expenses.

    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 12, 1999. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

    VOTE REQUIRED. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the election of Class II Directors to the Board of Directors (Proposal 1(A)) and approval of the election of a Class I Director to the Board of Directors (Proposal 1(B)) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Abstentions and broker "non-votes" will have the effect of a "no" vote for these proposals.

    Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of a majority of the votes of the common and preferred stock, voting together as a single class, validly cast at a meeting at which a quorum is present. Abstentions and broker "non-votes" will have no effect on the vote on this proposal since they are not considered votes cast.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2000 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by October 15, 1999.

    Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2000 which they do not wish to be included in the Fund's proxy materials should sent written notice to the Secretary of the Fund of such proposals by December 29, 1999 in the form prescribed in the Fund's By-Laws.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
February 8, 1999

PROXY             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.             PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Shareholders -- March 26, 1999

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 26, 1999 at 3:00 p.m., New York City time, and at any adjournment or postponement thereof.

-------------------------------------------------------------------------------
                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
               THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
-------------------------------------------------------------------------------
                            COMMON STOCK

Mark box at right if an address change or comment has been noted on        /  /
the reverse side of this card.




                                                      ------------------------
      Please be sure to sign and date this Proxy      /Date
------------------------------------------------------------------------------


------Shareholder sign here --------------- Co-owner sign here----------------

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS 1(A), 1(B) AND (3).

1(A). The election of five Directors to serve as
      Class II Directors for a three-year term:      For All   With-   For All
      Nominees:                                     Nominees   hold    Except

           MALCOLM FRASER                             /  /     /  /     /  /
           HARRY A. JACOBS, JR.
           HOWARD A. KNIGHT
           PETER D. SACKS
           BRIAN M. SHERMAN

      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S) IN THE LIST ABOVE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

1(B). The election of one Director to serve as a
      Class I Director for a two-year term:             For     With-
      Nominee:                                                  hold

           DR. ANTON E. SCHRAFL                        /  /    /  /


                                                        For   Against  Abstain

(3).  Ratification of the selection of
      PricewaterhouseCoopers LLP as independent        /  /    /  /     /  /
      public accountants.

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      RECORD DATE SHARES:

PROXY             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.             PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Shareholders -- March 26, 1999

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series A-I, of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 26, 1999 at 3:00 p.m., New York City time, and at any adjournment or postponement thereof.

-------------------------------------------------------------------------------
                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

-----------------------------------       -------------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
               THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
-------------------------------------------------------------------------------
                     AUCTION MARKET PREFERRED STOCK
                               SERIES A-I

Mark box at right if an address change or comment has been noted on        /  /
the reverse side of this card.




                                                      ------------------------
      Please be sure to sign and date this Proxy      /Date
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------Shareholder sign here --------------- Co-owner sign here----------------

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (2) AND (3).

(2).  The election of two Directors to represent
      the interests of Preferred Stock for the
      ensuing year.                                 For All   With-   For All
      Nominees:                                     Nominees   hold    Except

           DAVID MANOR                                /  /     /  /     /  /
           MARVIN YONTEF

      INSTRUCTION TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF
      THE NOMINEE IN THE LIST ABOVE.


                                                        For   Against  Abstain

(3).  Ratification of the selection of
      PricewaterhouseCoopers LLP as independent        /  /    /  /     /  /
      public accountants.

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      RECORD DATE SHARES: